SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report: August 15, 2000
          (Date of earliest event reported: August 14, 2000)


                     NetNation Communications, Inc.
         (Exact name of registrant as specified in its charter)


    Delaware                       000-26881                  33-0803438

(State or other jurisdiction  (Commission File Number)       (IRS Employer
  of incorporation)                                        Identification No.)


Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia,    V6B 4N6
       (Address of principal executive offices)                       (Zip Code)


                                (604) 688-8946
              (Registrant's telephone number, including area code)


                                Not applicable.
          (Former name or former address, if changed since last report)




Item 5.    OTHER EVENTS.

   On August 14, 2000, NetNation Communications, Inc. issued a press release announcing its financial results for the second quarter of 2000. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibit.

               Exhibit 99.1 Press release dated August 14, 2000.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NETNATION COMMUNICATIONS INC.


                                         By:   /s/ Glen Ibbott
                                            -----------------------------
                                            Glen Ibbott
                                            Chief Financial Officer

Dated:    August 15, 2000

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Exhibit Index

Exhibit No.   Description
-----------   --------------
99.1          Press Release issued by the Registrant dated August 14, 2000




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                                                                    EXHIBIT 99.1
NEWS RELEASE


NetNation Reports Second Quarter Results
14th Consecutive Quarter of Revenue Growth
Revenue Up 194% From Q2 1999

Vancouver, BC and San Diego, CA - August 14, 2000. NetNation Communications, Inc., (Nasdaq: NNCI), a global top-ranked Web Site Hosting company, Domain Name
               ----
Registrar (DNR) and Application Service Provider (ASP), announced today second quarter financial results for operations ended June 30, 2000.

The Company continues to generate positive cash flow from operations - while carrying no debt. Second quarter 2000 revenues were $1,423,387, an increase of 194% over second quarter 1999 revenue of $484,308 and a slight increase from first quarter 2000 revenue of $1,414,732. Total deferred revenue at the end of the second quarter increased by 50% to $1,264,619 over first quarter 2000 deferred revenue of $844,050.

"Throughout this quarter, we re-positioned the Company to focus on strategic initiatives that will provide the foundation for strong future growth," stated Ashley Sinclair, CEO of NetNation Communications, Inc. "We have revamped our hosting products creating vertical market appeal, undertaken a corporate identity review, and changed our marketing mix with the goal of attaining a formidable leadership position in the marketplace. Furthermore, DomainPeople, Inc., our domain name registration subsidiary, has been developing a number of offerings to become positioned as the preferred domain name registration partner for larger domain name registrants. We fully expect to realize strengthened performance as a result of these actions."

Added Mr. Sinclair, "We continued to build important strategic alliances with industry leaders globally, and have added key personnel to propel and guide our present and future growth. We've made excellent progress in identifying investment opportunities which will enable us to become a much larger player in both web hosting and domain registration. The team is clearly focused on achieving outstanding performance based on providing service and technical
excellence to our chosen market segments.   Our team is now well structured
and ready to aggressively pursue market share."


Second Quarter and Recent Highlights Include:

* Channel partnership established with GT Group Telecom, a telecommunications provider (Nasdaq: GTTLB, TSE: GTG.B) to resell our e-commerce web hosting
                      -----       -----
    packages, dedicated server hosting, and domain name registration services.

* An Intel ISP Program member, providing our award-winning web site hosting and domain registration services to Intel Corporation's (Nasdaq: INTC)
                                                                     ----
    Channel Members.

* Partnered with icChina.com, a Hong Kong based eBusiness portal and community network, to expand our domain registration and web hosting services to Chinese markets.

* New Reseller Program launched to accelerate the growth of our worldwide reseller network. Among the first Web hosts to offer domain registration discounts as part of a hosting reseller program.

* The Company's web site was redesigned to make it more user-friendly and to promote our new branding and corporate positioning.

About NetNation Communications, Inc.

NetNation Communications, Inc. (http://www.netnation.com) is a global top-ranked
                                ------------------------
Web Site Hosting company, Domain Name Registrar (DNR) and Application Service Provider (ASP) with clients in more than 130 countries. NetNation has been consistently ranked among the top 10 Web hosting companies in the world by leading industry evaluators. The Company's wholly owned subsidiary, DomainPeople, Inc. (http://www.domainpeople.com) is an ICANN accredited and
                    ---------------------------
operational registrar of Internet domain names. NetNation has strategic alliances with Cobalt Networks Inc. (Nasdaq: COBT), GT Group Telecom (Nasdaq:
                                             ----
GTTLB, TSE: GTG.B) and SmartAge.com. The Company has offices in San Diego, CA,
-----       -----
Vancouver, BC, and London, England. NetNation is a trademark of NetNation Communications, Inc.

Disclaimer: In this news release, the words "will", "future", and similar conditional or future-oriented expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.


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                          NETNATION COMMUNICATIONS, INC.

                            Consolidated Balance Sheets
                            (Expressed in U.S. dollars)

                                                         June 30,   December 31,
                                                           2000        1999
                                                       ------------ ------------
                                                       (unaudited)   (audited)
                            ASSETS

Current assets:
  Cash and cash equivalents                            $ 2,640,450  $   988,077
  Accounts receivable                                      173,695       10,961
  Prepaid expenses and deposits                            162,427       63,208
  Prepaid domain name registration fees                    412,744         -
                                                        ----------   ----------

                                                         3,389,316    1,062,246

Prepaid domain name registration fees,
  non current portion                                      100,019         -

Fixed assets, net of accumulated depreciation
  of $298,125 (1999 - $134,885)                          1,398,444      455,919
                                                        ----------   ----------

                                                       $ 4,887,779  $ 1,518,165
                                                        ==========   ==========

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities             $   687,748  $   189,146
  Deferred revenue                                       1,099,850      400,007
  Customer deposits                                         88,914         -
  Debentures payable                                          -       1,100,000
                                                        ----------   ----------

                                                         1,876,512    1,689,153

Deferred revenue, non current portion                      164,769         -

Stockholders' equity (deficit):
  Common stock
    Authorized:
      50,000,000 common shares with a par value of
      $0.0001 each
    Issued:
      15,407,000 (December 31, 1999 - 14,607,000)
      common shares                                          1,541        1,461
  Additional paid-in capital                             5,787,810    2,339,471
  Deferred compensation                                   (825,800)  (1,015,466)
  Deficit                                               (2,131,654)  (1,511,055)
  Accumulated other comprehensive income                    14,601       14,601
                                                        ----------   ----------

                                                         2,846,498     (170,988)
                                                        ----------   ----------

                                                       $ 4,887,779  $ 1,518,165
                                                        ==========   ==========



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                          NETNATION COMMUNICATIONS, INC.

               Consolidated Statements of Operations and Deficit
                          (Expressed in U.S. dollars)


                       Three months ended June 30,     Six months ended June 30,
                            2000              1999          2000            1999
                      ----------        ----------    ----------      ----------
                     (unaudited)       (unaudited)   (unaudited)     (unaudited)

Revenues             $ 1,423,387       $   484,308   $ 2,838,119    $   910,199

Operating costs
  and expenses
   Cost of revenues      499,114           147,420       894,192        266,876
   Sales and
     marketing           597,269           338,296     1,280,229        532,735
   Office and
    administrative       686,683           225,026     1,113,608        332,100
   Depreciation and
    amortization         103,407            16,018       158,867         19,373
                      ----------        ----------    ----------     ----------

                       1,886,473           726,760     3,446,896      1,151,084
                      ----------        ----------    ----------     ----------

Loss from operations     463,086           242,452       608,777        240,885

Other income
  (expense), net           1,572           (31,448)      (11,822)       (33,924)
                      ----------        ----------    ----------     ----------

Loss for the period      461,514           273,900       620,599        274,809

Deficit, start
  of period            1,670,140           157,477     1,511,055        156,568
                      ----------        ----------    ----------     ----------

Deficit, end
  of period          $ 2,131,654       $   431,377   $ 2,131,654    $   431,377
                      ==========        ==========    ==========     ==========

Loss per share,
  basic and diluted  $      0.03       $      0.03   $      0.04    $      0.03
                      ==========        ==========    ==========     ==========

Weighted average
  number of common
  shares outstanding,
  basic and diluted   15,407,000        10,397,033    15,179,928      9,950,994
                      ==========        ==========    ==========     ==========


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                          NETNATION COMMUNICATIONS, INC.

                      Consolidated Statements of Cash Flows
                           (Expressed in U.S. dollars)


                                                        Six month    Six month
                                                      period ended  period ended
                                                         June 30,   December 31,
                                                           2000        1999
                                                      ------------  ------------
                                                       (unaudited)   (audited)
                            ASSETS

Cash flows from operating activities:
  Net loss                                             $  (620,599) $  (274,809)
Items not involving cash:
   Depreciation and amortization                           158,867       19,373
   Amortization of deferred compensation                   189,666         -
Change in operating assets and liabilities:
   Accounts receivable                                    (162,734)     (42,692)
   Prepaid expenses and deposits                           (99,219)     (15,462)
   Prepaid domain name registration fees                  (512,763)        -
   Accounts payable and accrued liabilities                498,602      263,274
   Deferred revenue                                        864,612      223,026
   Customer deposits                                        88,914         -
                                                        ----------   ----------

   Net cash provided by operating activities               405,346      172,710
                                                        ----------   ----------

Cash flows from investing activities:
  Acquisition of fixed assets                           (1,101,392)    (394,210)
                                                        ----------   ----------

     Net cash used in investing activities              (1,101,392)    (394,210)
                                                        ----------   ----------

Cash flows from financing activities:
  Proceeds from sale of common stock, net of
    offering costs                                       2,348,419      888,256
  Issue of Series A Convertible Debentures                    -       1,100,000
  Repurchase of shares                                        -         (10,204)
  Stock redemption premium paid                               -         (24,060)
  Payable to stockholders                                     -          10,625
                                                        ----------   ----------

     Net cash provided by financing activities           2,348,419    1,964,617
                                                        ----------   ----------

Net increase in cash and cash equivalents                1,652,373    1,743,117

Cash and cash equivalents, beginning of period             988,077       23,099
                                                        ----------   ----------

Cash and cash equivalents, end of period               $ 2,640,450  $ 1,766,216
                                                        ==========   ==========


Supplemental disclosure:
  Non-cash transaction
    Conversion of debentures into common stock         $ 1,100,000  $      -

  Cash paid for
    Interest                                           $       142  $     1,958

Contact:            John Gomez                       Marina Giokas
                    Investor Relations               Media Relations
                    Tel. 888 277 0000 Ext. 133       Tel. 888 277 0000 Ext. 188
                    gomez@netnation.com              marina@netnation.com

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